 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2015

NorthStar Realty Europe Corp.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-37597 (Commission File Number)	32-0468861 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
To the extent required by Item 1.01 of Form 8-K, the information contained in Item 8.01 of this Form 8-K is incorporated by reference herein.

Item 8.01. Other Events.

On October 31, 2015, NorthStar Realty Europe Corp., a Maryland corporation (the “Company”), was spun off from NorthStar Realty Finance Corp., a Maryland corporation (“NorthStar Realty”), through a distribution by NorthStar Realty of all of the outstanding shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), to NorthStar Realty common stockholders (the “Distribution”).

In connection with the Distribution, the Company or one of its affiliates entered into the following agreements on October 31, 2015, which govern (i) the Company’s relationship with NorthStar Realty, (ii) the Company’s relationship with its manager, NSAM J-NRE Ltd, a Jersey limited liability company (“NSAM-J”) and foreign subsidiary of NorthStar Asset Management Group Inc., a Delaware corporation (“NSAM”) following the Distribution, (iii) the contributions of cash and assets effected in connection with the Distribution and (iv) the business and operations of NorthStar Realty Europe Limited Partnership, a Delaware limited partnership and the operating partnership of the Company (“NRE Operating Partnership”), and which are attached as exhibits to this Form 8-K:

•
An asset management agreement between the Company and NSAM-J and foreign subsidiary of NSAM, which sets forth the terms of the asset management and other services that NSAM will provide to the Company;

•
A separation agreement between the Company and NorthStar Realty, which sets forth their respective agreements regarding the principal transactions relating to the Distribution and their respective rights and obligations related thereto;

•
A contribution agreement between the Company and NorthStar Realty, and the series of contribution agreements attached as annexes thereto, pursuant to which NorthStar Realty contributed its European real estate business (excluding European healthcare properties) and $250 million in cash to the Company; and

•
An amended and restated agreement of limited partnership of the NRE Operating Partnership, by and among the Company and the limited partners party thereto, through which the Company intends to conduct substantially all of its operations.

For more information regarding the agreements entered into in connection with the Distribution, please refer to the Company’s registration statement on Form S-11, as amended (the “Form S-11”), which was declared effective by the Securities and Exchange Commission (the “SEC”) on October 19, 2015. The foregoing descriptions are qualified in their entirety by reference to the agreements filed as Exhibits to this Form 8-K and incorporated by reference herein.

NRE Board of Directors

On October 9, 2015, the following persons were elected, effective as of October 19, 2015, to serve as directors of the Company:

•	David T. Hamamoto

•	Albert Tylis

•	Mario Chisholm

•	Judith A. Hannaway

•	Oscar Junquera

•	Wesley D. Minami

•	Charles W. Schoenherr

Information concerning these individuals, including biographies and compensation information, is included in the Form S-11, filed with the SEC.

Messrs. Schoenherr, Chisholm and Junquera have been appointed to serve as members of the Audit Committee of the Company’s Board of Directors, have been determined to be “independent” within the meaning of the rules of both the NYSE and the SEC and Mr. Schoenherr has been determined to be an “audit committee financial expert” within the meaning of the rules of the SEC.

Messrs. Schoenherr and Junquera and Ms. Hannaway have been appointed to serve as members of the Compensation Committee of the Company’s Board of Directors. The Board of Directors has determined that each member of the Compensation Committee is “independent” under the rules of the NYSE.

Messrs. Minami and Chisholm and Ms. Hannaway have been appointed to serve as members of the Nominating and Corporate Governance Committee of the Company’s Board of Directors. The Board of Directors has determined that each member of the Compensation Committee is “independent” under the rules of the NYSE.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
10.1	Asset Management Agreement, dated as of October 31, 2015, between NSAM J-NRE Ltd and NorthStar Realty Europe Corp.
10.2	Separation Agreement, dated as of October 31, 2015, between NorthStar Realty Finance Corp. and NorthStar Realty Europe Corp.
10.3	Contribution Agreement, dated as of October 31, 2015, between NorthStar Realty Finance Corp. and NorthStar Realty Europe Corp.
10.4	Amended and Restated Agreement of Limited Partnership of NorthStar Realty Europe Limited Partnership, dated as of October 31, 2015.

Safe-Harbor Statement

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by words like “will,” “would,” “seek,” “future,” “intends” or other similar words or expressions.  Forward-looking statements are not guarantees of performance and are based on certain assumptions, discuss future expectations, describe plans and strategies, contain projections of results of operations or of financial condition or state other forward-looking information. Such statements include, but are not limited to, the spin-off not having the benefits the Company anticipates or not enjoying all the benefits that the Company had prior to the spin-off; the Company’s ability to grow its business following the spin-off; the Company’s long-term management contract with NSAM and various conflicts of interest in the Company’s relationship with NSAM; the operating performance of the Company’s investments; the Company’s liquidity and financing needs; management’s track record; the effects of the Company’s current strategies and investment activities; the Company’s pro forma combined financial statements; the Company’s ability to raise and effectively deploy capital; the Company’s ability to effectively perform its obligations under various agreements with NSAM, NorthStar Realty and other parties; and the Company’s agreements with NSAM and NorthStar Realty not reflecting terms that would have resulted from arm’s-length negotiations among unaffiliated third parties.  Additional factors that could cause actual results to differ materially from those in the forward-looking statements are specified in the factors described under the heading “Risk Factors” in the Company’s Form S-11. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to the Company on the date of this report and the Company is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Realty Europe Corp. (Registrant)

Date: November 2, 2015	By:	/s/ Trevor K. Ross
Trevor K. Ross General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Asset Management Agreement, dated as of October 31, 2015, between NSAM J-NRE Ltd and NorthStar Realty Europe Corp.
10.2	Separation Agreement, dated as of October 31, 2015, between NorthStar Realty Finance Corp. and NorthStar Realty Europe Corp.
10.3	Contribution Agreement, dated as of October 31, 2015, between NorthStar Realty Finance Corp. and NorthStar Realty Europe Corp.
10.4	Amended and Restated Agreement of Limited Partnership of NorthStar Realty Europe Limited Partnership, dated as of October 31, 2015.

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